SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                    FORM 8-K

                                 CURRENT REPORT


                      Pursuant to Section 13 of 15(d) of the
                         Securities Exchange Act of 1934


                               November 28, 2007
                 ------------------------------------------------
                 Date of Report (date of earliest event reported)


                             American TonerServ Corp.
               ----------------------------------------------------
               Exact name of Registrant as Specified in its Charter


         Delaware                 333-120688             33-0686105
---------------------------   -----------------  ---------------------------
State or Other Jurisdiction    Commission File   IRS Employer Identification
     of Incorporation              Number                  Number


         420 Aviation Boulevard, Suite 103, Santa Rosa, California 95403
         ---------------------------------------------------------------
           Address of Principal Executive Offices, Including Zip Code


                                 (800) 736-3515
               --------------------------------------------------
               Registrant's Telephone Number, Including Area Code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))








ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

    On November 28, 2007, the Company's Board of Directors approved an amendment to the Company's Bylaws to increase the number of Directors of the Company from four persons to five persons and elected Chuck Mache to fill the vacancy on the board created thereby. Mr. Mache (age 50) is the founder of Chuck Mache Communications and the best selling author of "The Four Kinds of Sales People." Mr. Mache has spent the last quarter century selling, managing, building, and leading sales organizations. Chuck Mache Communications provides executive coaching, and consulting speaking services as well as speaking and training seminars to companies and associations throughout the United States. As Executive VP of Sales for American Home Shield from 1984 to 1994, Mr. Mache grew revenues from $6M to $125M in ten years, formed strategic partnerships with other market leaders, such as Coldwell Banker and Prudential, and restructured sales teams during acquisitions. Mr. Mache graduated from California State University, Chico with a Bachelors Degree in Communications.

     Mr. Mache will serve as a member of the compensation committee of the Board of Directors.

     In connection with the election of Mr. Mache as a Director, he was granted options to purchase 300,000 shares of the Company's common stock at an exercise price of $0.20 per share. The options will vest in equal installments over twenty four months beginning November 28, 2007, and will expire ten years after the date of grant.

     The election of Mr. Mache as a Director was not a result of any arrangement or understanding between the Mr. Mache and any other person.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   AMERICAN TONERSERV CORP.



Dated: November 29, 2007           By: /s/ Daniel J. Brinker
                                       Daniel J. Brinker
                                       President